UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.    )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

Safeguard Scientifics, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11

Step 1: Step 2: Step 3: Step 4: Step 5: Go to www.envisionreports.com/SFE. Click on Cast Your Vote or Request Materials. Follow the instructions on the screen to log in. Make your selections as instructed on each screen for your delivery preferences. Vote your shares. www.envisionreports.com/SFE Easy Online Access — View your proxy materials and vote. Online Go to www.envisionreports.com/SFE or scan the QR code — login details are located in the shaded bar below. Shareholder Meeting Notice Important Notice Regarding the Availability of Proxy Materials for the Safeguard Scientifics, Inc. Meeting to be Held on May 24, 2023 Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual shareholders’ meeting are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important! This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The Notice of Annual Meeting, Proxy Statement and our Annual Report on Form 10 - K for the fiscal year ended December 31, 2022 are available at: 0 3S8OB + + When you go online, you can also help the environment by consenting to receive electronic delivery of future materials. Obtaining a Copy of the Proxy Materials – If you want to receive a copy of the proxy materials, you must request one . There is no charge to you for requesting a copy . Please make your request as instructed on the reverse side on or before May 14 , 2023 to facilitate timely delivery . 2 N O T

Here’s how to order a copy of the proxy materials and select delivery preferences: Current and future delivery requests can be submitted using the options below. If you request an email copy, you will receive an email with a link to the current meeting materials. PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a copy of the proxy materials. — Internet – Go to www.envisionreports.com/SFE. Click Cast Your Vote or Request Materials. — Phone – Call us free of charge at 1 - 866 - 641 - 4276. — Email – Send an email to investorvote@computershare.com with “Proxy Materials Safeguard Scientifics, Inc.” in the subject line. Include your full name and address, plus the number located in the shaded bar on the reverse side, and state that you want a paper copy of the meeting materials. To facilitate timely delivery, all requests for a paper copy of proxy materials must be received by May 14, 2023. Shareholder Meeting Notice Safeguard Scientifics, Inc.’s Annual Meeting of Shareholders will be held on May 24, 2023 at 8:00 a.m. Eastern Time virtually via the internet at meetnow.global/MKKMNCH. To access the virtual meeting, you must have the information that is printed in the shaded bar located on the front of this form. Proposals to be voted on at the meeting are listed below along with the Board of Directors’ recommendations. The Board recommends a vote FOR all nominees, FOR Proposal 2, FOR Proposal 4 and every 1 YEAR on Proposal 3. 1. Election of Directors 2. Advisory Resolution to approve the compensation of the Company’s named executive officers for the year ended December 31, 2022. 3. Advisory vote to approve the frequency of future non - binding advisory votes concerning executive compensation. 4. Ratification of the Audit Committee’s appointment of Grant Thornton LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023. PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must go online or request a paper copy of the proxy materials to receive a proxy card. If you have any questions regarding cumulative voting, please email us at ir@safeguard.com.